                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                August 27, 1997




                                   Prime Retail, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



      Maryland                              0-23616               52-1836258
---------------------------           ---------------        -----------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                  File Number)       Identification No.)



  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                                21202
----------------------------------------                              ---------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (410) 234-0782

                                      No Change
            ------------------------------------------------------------
            (Former name or former address, if changed since last report)
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Item 5.  Other Events.

    The purpose of this Current Report on Form 8-K is to file the following documents for incorporation into the Registration Statement on Form S-3 (File No. 333-29437) filed by the Registrant on June 17, 1997 (the "Registration Statement"): (i) Form of Underwriting Agreement (attached hereto as Exhibit 1.1); (ii) Amended and Restated Articles of Incorporation of Prime Retail, Inc., as amended (attached hereto as Exhibit 3.1); (iii) Amended and Restated Bylaws of Prime Retail, Inc. (attached hereto as Exhibit 3.2); (iv) Articles Supplementary filed with the Maryland Secretary of State on February 19, 1997 classifying and designating 175,800 shares of Preferred Stock as 8.5% Series B Cumulative Participating Preferred Stock and 87,900 shares of Excess Preferred Stock as Excess Series B Preferred Stock (attached hereto as
Exhibit 4.1); (v) Opinion of Winston and Strawn regarding the validity of the securities registered (attached hereto as Exhibit 5.1); and (vi) Opinion of Winston & Strawn regarding tax matters (attached hereto as Exhibit 8.1).

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

    Number         Description

    1.1 Form of Underwriting Agreement between the Registrant and the Underwriter.

    3.1 Amended and Restated Articles of Incorporation of Prime Retail, Inc., as amended (Restated to incorporate amendment dated May 29, 1996 for purposes of Regulation S-T
                   Section 232.102(c) only) (incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 333-1666))

    3.2            Amended and Restated Bylaws of Prime Retail, Inc.
                   (incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 0-23616))

    4.1 Articles Supplementary filed with the Maryland Secretary of State on February 19, 1997 classifying and designating 175,800 shares of Preferred Stock as 8.5% Series B Cumulative Participating Preferred Stock and 87,900 shares of Excess Preferred Stock as Excess Series B Preferred Stock

    5.1 Opinion of Winston & Strawn regarding the validity of the securities registered.

    8.1            Opinion of Winston & Strawn regarding tax matters.

   23.2            Consents of Winston & Strawn included in Exhibits 5.1 and
                   8.1

                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIME RETAIL, INC.
                                      (Registrant)

Date:    August 27, 1997
                                      By:       /s/ Robert P. Mulreaney
                                                -----------------------
                                      Name:     Robert P. Mulreaney
                                      Title:    Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer
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                                    EXHIBIT INDEX





  Number            Description                               Page Number
                                                              In This Report

   1.1     Form of Underwriting Agreement between
           the Registrant and the Underwriter.

   3.1 Amended and Restated Articles of Incorporation of Prime Retail, Inc., as amended (restated to incorporate amendment dated May 29, 1996 for purposes of Regulation S-T Section 232.102(c) only) (incorporated by reference to the same titled exhibit in the Company's registration statement on Form S-11 (Registration No. 333-1666))

   3.2     Amended and Restated Bylaws of Prime Retail, Inc.
           (incorporated by reference to the same titled exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1995 (File No. 0-23616))

   4.1 Articles Supplementary filed with the Maryland Secretary of State on February 19, 1997 classifying and designating 175,800 Shares of Preferred Stock as 8.5% Series B Cumulative Participating Convertible Preferred Stock and 87,900 Shares of Excess Preferred Stock as Excess Series B Preferred Stock

   5.1 Opinion of Winston & Strawn regarding the validity of the securities registered.

   8.1     Opinion of Winston & Strawn regarding tax matters.

  23.2     Consents of Winston & Strawn included in Exhibits 5.1
           and 8.1